============================================================================

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-9601


      Date of Report (date of earliest event reported): October 6, 2004


                            FALCON PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)


              DELAWARE                                 43-0730877
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

        9387 DIELMAN INDUSTRIAL DRIVE
             ST. LOUIS, MISSOURI                         63132
 (Address of principal executive offices)              (Zip Code)



                               (314) 991-9200
            (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [ ] Written communications pursuant to Rule 425 under the Securities Act.
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


============================================================================


 ITEM 1.01.       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  Attached and incorporated herein by reference as Exhibit
99.1 is Second Amended and Restated Loan and Security Agreement, as Exhibit
99.2 is Loan and Securities Purchase Agreement and as Exhibit 99.3 is Investor Rights Agreement. The information furnished in this Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Summary of Second Amended and Restated Loan and Security Agreement
------------------------------------------------------------------

         Second Amended and Restated Loan and Security Agreement dated October 6, 2004 for $95,000,000 is an agreement by and among Fleet Capital Corporation, individually as a lender and as agent for itself and any other financial institution which is or becomes a party and Falcon Products, Inc., Shelby Williams Industries, Inc., Sellers & Josephson Inc. and Epic Furniture Group, Inc. The agreement includes a $25,000,000 revolving credit facility with a three-year term and interest at LIBOR plus 275 basis points. The agreement also includes a Term Loan A of $70,000,000 with a three-year term and interest at LIBOR plus 900 basis points.

Summary of Loan and Securities Purchase Agreement
-------------------------------------------------

Loan and Securities Purchase Agreement dated October 6, 2004 for $45,714,286 of senior secured notes due 2007 and 500,000 shares of common stock. The agreement is by and among Falcon Products, Inc., Shelby Williams Industries, Inc., Sellers & Josephson Inc. and Epic Furniture Group, Inc., as joint and several borrowers and Levine Leichtman Capital Partners, Inc., as collateral agent. The Term Loan B notes of $45,714,286 were issued at a discount ($40,000,000). Interest on the Term Loan B notes is 15%, including 14% cash prepaid at closing from the proceeds of the financing, and 1% PIK in the first year, and 7.5% cash and 7.5% PIK in each of years two and three. The financial covenants are the same as described above in the Second Amended and Restated Loan and Security Agreement.

Summary of Investor Rights Agreement
------------------------------------

Investors Rights Agreement, dated October 6, 2004 is entered by and among Falcon Products, Inc., Levine Leichtman Capital Partners III, L.P., Franklin
A. Jacobs and certain other shareholders of Falcon affiliated with Mr. Jacobs. The agreement provides for, among other things, board representation and observation rights for Levine Leichtman Capital Partners, Inc., information reporting requirements by Falcon Products, Inc., indemnification obligations, a cosale agreement, restrictions on transfer, preemptive rights, antidilution protections and registration of the equity to be issued under the Loan and Securities Purchase Agreement.


                                    -2-

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit
Number    Description
------    -----------

 99.1     Second Amended and Restated Loan and Security Agreement
 99.2     Loan and Securities Purchase Agreement
 99.3     Investor Rights Agreement




                                 SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 12, 2004

                                  FALCON PRODUCTS, INC.



                                  By: /s/ Gene Fleetwood
                                     ------------------------------------------
                                     Gene Fleetwood
                                     Vice President and Chief Financial Officer




                                    -3-